Exhibit 10.1

Execution Version

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

Dated as of January 15, 2016

among

PINNACLE FOODS FINANCE LLC,

as the Borrower,

PEAK FINANCE HOLDINGS LLC,

as Holdings,

THE GUARANTORS PARTY HERETO,

BARCLAYS BANK PLC,

as Administrative Agent,

and,

THE OTHER LENDERS PARTY HERETO

BANK OF AMERICA, N.A.,

BARCLAYS BANK PLC,

and

CREDIT SUISSE SECURITIES (USA) LLC,

as Joint Lead Arrangers and Joint Bookrunners

This Second Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is dated as of January 15, 2016, and is entered into by and among Pinnacle Foods Finance LLC, a Delaware limited liability company (the “Borrower’’), Peak Finance Holdings LLC, a Delaware limited liability company (“Holdings”), Barclays Bank PLC (“Barclays”), as Administrative Agent (the “Administrative Agent”), each of the Tranche I Term Lenders (as defined below), and, for purposes of Section IV and Section V hereof, the Guarantors listed on the signature pages hereto, and is made with reference to the Second Amended and Restated Credit Agreement, dated as of April 29, 2013 (as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of October 1, 2013 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Holdings, the Lenders party thereto from time to time, the Administrative Agent, the Collateral Agent and the other Agents and parties named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Borrower has requested to establish a new tranche of term loans (the “Tranche I Term Loan Facility”) under the Credit Agreement pursuant to and subject to the conditions of Section 2.14 of the Credit Agreement and Section I of this Amendment, which Tranche I Term Loan Facility shall consist of term loans (the “Tranche I Term Loans”) in an aggregate principal amount equal to $550,000,000;

WHEREAS, the proceeds of the Tranche I Term Loans will be used by the Borrower or its Subsidiaries to (i) consummate the acquisition of all of the outstanding common stock of Boulder Brands, Inc. (“Boulder”) in accordance with the Merger Agreement referred to and defined below (the “Acquisition”), (ii) repay amounts outstanding under Boulder’s and its subsidiaries’ existing credit facilities and (iii) to pay fees and expenses in connection therewith; and

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders and/or Additional Lenders providing the Tranche I Term Loans (the “Tranche I Term Lenders”) have agreed to amend certain provisions of the Credit Agreement as provided for herein, among other things, to effect the addition of a new tranche of Incremental Term Loans to the Credit Agreement pursuant to Section 2.14(a) thereof;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION I.	INCREMENTAL TERM LOANS

1.1 Incremental Term Loans

A. The Borrower confirms and agrees that (i) it has requested the Tranche I Term Loans as a new tranche of term loans in a total aggregate principal amount of $550,000,000 from the Tranche I Term Lenders pursuant to and on the terms set forth herein and in Section 2.14 of the Credit Agreement, (ii) prior to the Second Amendment Effective Date, the Borrower will deliver to the Administrative Agent a timely Committed Loan Notice with respect to the Borrowing of the Tranche I Term Loans and (iii) on the Second Amendment Effective Date, the Borrower will borrow (and hereby requests funding of) the full amount of Tranche I Term Loans from the Tranche I Term Lenders. Amounts paid or prepaid in respect of Tranche I Term Loans may not be reborrowed.

B. On the Second Amendment Effective Date, subject to the terms and conditions set forth herein and in the Credit Agreement, each Tranche I Term Lender severally agrees to make to the Borrower a single loan denominated in Dollars in an amount equal to such Tranche I Term Lender’s commitment as set forth opposite such Tranche I Term Lender’s name on Schedule I hereto after which such commitment shall terminate immediately and without further action on the Second Amendment Effective Date.

C. Notwithstanding anything in Section 7.10 of the Credit Agreement to the contrary, the Borrower shall not use the proceeds of the Tranche I Term Loans for any purpose other than as specified in the recitals hereto.

D. The Tranche I Term Lenders agree that effective on and at all times after the Second Amendment Effective Date, the Tranche I Term Lenders will be bound by all obligations of a Tranche I Term Lender under the Credit Agreement in respect of its Tranche I Term Loans. No Tranche I Term Lender ever is or ever shall be in any respect responsible or liable for any obligation of any other Lender.

SECTION II.	AMENDMENTS TO CREDIT AGREEMENT

2.1 Amendments to Section 1: Definitions

A. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Repricing Event” means the refinancing or repricing by the Borrower of all or any portion of the Tranche I Term Loans the primary purpose of which is to reduce the All-in-Yield applicable to the Tranche I Term Loans (x) with the proceeds of any secured term loans incurred by the Borrower or any Restricted Subsidiary or (y) in connection with any amendment to this Agreement (i) in either case, having or resulting in an effective interest rate as of the date of such refinancing or repricing (and not by virtue of any fluctuation in any “base” rate) less than the effective interest rate then applicable to the Tranche I Term Loans as of the date of such refinancing or repricing and (ii) in the case of a refinancing of the Tranche I Term Loans, the proceeds of which are used to repay, in whole or in part, the principal amount outstanding under the Tranche I Term Loans, but excluding, in any case, any refinancing or repricing of the Tranche I Term Loans in connection with any “change of control” transaction.

“Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of January 15, 2016, among the Borrower, Holdings, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” means the date of satisfaction of the conditions precedent referred to in Section III of the Second Amendment.

“Tranche I Term Commitment” means, as to each Tranche I Term Lender, its obligation to make a Tranche I Term Loan to the Borrower pursuant to the Second Amendment in the amount set forth on Schedule I to the Second Amendment, or, as the case may be, in the Assignment and Assumption pursuant to which such Tranche I Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Second Amendment Effective Date, the initial aggregate amount of the Tranche I Term Commitments shall be $550,000,000.

“Tranche I Term Lender” means, at any time, any Lender that has a Tranche I Term Commitment or a Tranche I Term Loan at such time.

“Tranche I Term Loan” means a Loan made pursuant to the Second Amendment.

“Tranche I Term Loan Arrangers” means Bank of America, N.A., Barclays Bank PLC and Credit Suisse Securities (USA) LLC.

B. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Agents” in its entirety to read as follows:

““Agents” means, collectively, the Administrative Agent, the Collateral Agent, the Tranche H Term Loan Arrangers, the Tranche I Term Loan Arrangers, and, if any, the Supplemental Administrative Agents.”

C. Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Applicable Rate” by inserting the following new clause (b) immediately following clause (a) and re-lettering the current clauses (b) through (c) as new clauses (c) through (d), respectively:

“(b) with respect to Tranche I Term Loans, a percentage per annum equal to (i) for Eurocurrency Rate Loans, 3.00% and (ii) for Base Rate Loans, 2.00%.”

D. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Arrangers” in its entirety to read as follows:

““Arrangers” means, collectively, the Term Loan G Arrangers, the Tranche H Term Loan Arrangers and the Tranche I Term Loan Arrangers.”

E. Section 1.01 of the Credit Agreement is hereby amended by amending clause (d) of the definition of “Base Rate” by replacing the reference therein to “Tranche G Term Loans and Tranche H Term Loans, in each case,” with “Tranche G Term Loans, Tranche H Term Loans and Tranche I Term Loans, in each case,”.

F. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Class” in its entirety to read as follows:

““Class” (a) when used with respect to Lenders, refers to whether such Lenders are Restatement Revolving Credit Lenders, Tranche G Term Lenders, Tranche H Term Lenders, Tranche I Term Lenders or any Post-Restatement Date Extending Revolving Credit Lenders or Post-Restatement Date Extending Term Lenders in respect of the same Extension Series or Additional Refinancing Lenders in respect of a Refinancing Amendment, (b) when used with respect to Commitments, refers to whether such Commitments are Restatement Revolving Credit Commitments, Tranche G Term Commitments, Tranche H Term Commitments, Tranche I Term Commitments or Post-Restatement Date Extended Revolving Credit Commitments of the same Post-Restatement Date Extension Series and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Restatement Revolving Credit Loans, Tranche G Term Loans, Tranche H Term Loans, Tranche I Term Loans or Loans of the same Extension Series or Other Term Loans, or Other Revolving Credit Loans in respect of a Refinancing Amendment.”

G. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence of the definition of “Eurocurrency Rate” as follows:

“Notwithstanding the foregoing, the Eurocurrency Rate for Tranche G Term Loans, Tranche H Term Loans and Tranche I Term Loans, in each case, that are Eurocurrency Rate Loans shall at no time be less than 0.75% per annum.”

H. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Facility” in its entirety to read as follows:

““Facility” means the Tranche G Term Loans, the Tranche H Term Loans, the Tranche I Term Loans and/or the Restatement Revolving Credit Facility, as the context may require.”

I. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety to read as follows:

““Maturity Date” means (a) with respect to Tranche G Term Loans and Tranche H Term Loans, the seventh anniversary of the Refinancing Effective Date, (b) with respect to Tranche I Term Loans, the seventh anniversary of the Second Amendment Effective Date and (c) with respect to the Restatement Revolving Credit Facility, the fifth anniversary of the Amendment Effective Date; provided that if any such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.”

J. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Commitment” in its entirety to read as follows:

““Term Commitment” means, as to any Term Lender, its Tranche G Term Commitment, Tranche H Term Commitment and/or Tranche I Term Commitment, as applicable.”

K. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Lender” in its entirety to read as follows:

““Term Lender” means any Tranche G Term Lender, any Tranche H Term Lender and any Tranche I Term Lender.”

L. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Loan” in its entirety to read as follows:

““Term Loans” means, collectively, Tranche G Term Loans, Tranche H Term Loans and Tranche I Term Loans.”

2.2 Amendment to Section 2.05(a). Section 2.05(a)(i) of the Credit Agreement is hereby amended by amending and restating the parenthetical directly before the proviso to read in its entirety as follows:

“(except to the extent provided in Section 2.05(d), Section 2.05(e) and Section 2.05(f))”.

2.3 Amendment to Section 2.05. Section 2.05 of the Credit Agreement is hereby amended by inserting the following new clause (f) immediately after clause (e) thereof:

“(f) Any Repricing Event consummated prior to, and including, the six month anniversary of the Second Amendment Effective Date shall be accompanied by a fee payable to the Tranche I Term Lenders (which shall include any Tranche I Term Lender that is repaid in connection with any such Repricing Event) in an amount equal to 1.0% of the aggregate principal amount of Tranche I Term Loans so refinanced or repriced.”

2.4 Amendment to Section 2.07. Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche G Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2013, an aggregate amount equal to 0.25% of the aggregate amount of all Tranche G Term Loans outstanding on the Refinancing Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Tranche G Term Loans, the aggregate principal amount of all Tranche G Term Loans outstanding on such date. The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche H Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of December 2013, an aggregate amount equal to 0.25% of the aggregate amount of all Tranche H Term Loans outstanding on the First Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Tranche H Term Loans, the aggregate principal amount of all Tranche H Term Loans outstanding on such date. The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche I Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of March 2016, an aggregate amount equal to 0.25% of the aggregate amount of all Tranche I Term Loans outstanding on the Second Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Tranche I Term Loans, the aggregate principal amount of all Tranche I Term Loans outstanding on such date.”

2.5 Amendment to Section 2.14. Section 2.14 of the Credit Agreement is hereby amended by inserting the following new clause (g) immediately after clause (f) thereof:

“(g) With respect to any Incremental Term Loans made during the period commencing on the first day after the Second Amendment Effective Date and ending on the date that is 18 months after the Second Amendment Effective Date, if the All-In Yield applicable to such Incremental Term Loans shall be greater than the All-In Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to the Tranche I Term Loans by more than 50 basis points per annum (the amount of such excess, the “Yield Differential”), then the interest rate with respect to the Tranche I Term Loans shall be increased (without further consent of the affected Lenders) by the applicable Yield Differential.”

SECTION III.	CONDITIONS TO EFFECTIVENESS

The funding of and the effectiveness of the Tranche I Term Loans as set forth in Section I above is subject to the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

A. Execution. The Administrative Agent shall have (i) executed this Amendment, (ii) received a counterpart signature page of this Amendment duly executed by (a) each of the Loan Parties and (b) each Tranche I Term Lender and (iii) in accordance with Section 10.23 of the Credit Agreement, received a duly executed Lender Addendum in the form attached hereto as Exhibit A, or such other similar form otherwise acceptable to the Administrative Agent, from each Tranche I Term Lender.

B. Acquisition. The Acquisition (including the merger contemplated by the Merger Agreement (defined below)) shall have been consummated, or shall be consummated substantially simultaneously with the initial borrowing of the Tranche I Term Loans, in accordance with the terms of the Agreement and Plan of Merger, dated as of November 24, 2015 (together with the schedules and exhibits thereto and as may be amended, modified, supplemented or waived from time to time in accordance with this Section III.B, the “Merger Agreement”), among Pinnacle Foods Inc., Slope Acquisition Inc. and Boulder. The Merger Agreement shall not have been amended, waived or otherwise modified in any material respect by the Borrower, nor shall the Borrower have given a material consent thereunder, in any case in a manner materially adverse to the Tranche I Term Lenders (in their capacity as such) without the consent of the Tranche I Term Loan Arrangers, such consent not to be unreasonably withheld, conditioned or delayed; provided that (a) any reduction in the purchase price for the Acquisition shall not be deemed to be materially adverse to the Lenders to the extent that 100% of any such reduction shall be applied to reduce the amount of commitments in respect of the

Tranche I Term Loans, (b) any increase in purchase price for the Acquisition shall not be deemed to be materially adverse to Lenders and (c) any waivers, modifications or amendments to, or in respect of, the definition of Company Material Adverse Effect (as defined the in the Merger Agreement) shall be deemed materially adverse to the interests of the Lenders.

C. Material Adverse Change. Since the date of the Merger Agreement, there has not been a Company Material Adverse Effect or any effect that is reasonably likely to result in a Company Material Adverse Effect (as defined in the Merger Agreement).

D. Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice relating to the Borrowing of the Tranche I Term Loans executed by the Borrower.

E. Opinion of Counsel to Loan Parties. The Administrative Agent shall have received an executed copy of a written opinion of Cravath, Swaine & Moore LLP, counsel for the Loan Parties, addressed to the Administrative Agent and the Lenders party to the Credit Agreement (immediately after the Second Amendment Effective Date), dated as of the Second Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

F. No Default or Event of Default. No Default shall exist, or would result from the proposed extension of the Tranche I Term Loans, or from the application of the proceeds therefrom.

G. Representations and Warranties. Each of the representations and warranties contained in Section IV below shall be true and correct in all material respects.

H. Specified Merger Agreement Representations. Each of the Specified Merger Agreement Representations is accurate in all material respects on the Second Amendment Effective Date. As used herein, “Specified Merger Agreement Representations” means those representations made by Boulder in the Merger Agreement as are material to the interests of the Lenders, but only to the extent that Pinnacle Foods Inc. has the right to terminate its obligations under the Merger Agreement, or to decline to consummate the Acquisition, as a result of a breach of such representations in the Merger Agreement.

I. Patriot Act. The Administrative Agent shall have received at least three Business Days prior to the Second Amendment Effective Date all documentation and other information required by regulatory authorities with respect to the Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been reasonably requested by the Administrative Agent in writing at least 10 Business Days in advance of the Second Amendment Effective Date.

J. Fees and Expenses. The Administrative Agent and the Tranche I Term Loan Arrangers shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date (including any upfront fee on the Tranche I Term Loan Facility, which may take the form of original issue discount), including, to the extent invoiced at least two Business Days prior to the Second Amendment Effective Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment or under any other Loan Document (including all reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent and the Tranche I Term Loan Arrangers, incurred in connection with this Amendment).

K. Other Documents. The Administrative Agent and the Lenders shall have received customary corporate documents (including resolutions and good standing certificates) and certificates (including officer’s and secretary’s certificates, a certificate from the chief financial officer of the Borrower with respect to the solvency (on a consolidated basis) of the Borrower and its subsidiaries after giving pro forma effect to the Acquisition and a certificate from the chief financial officer of the Borrower with respect to the satisfaction of the Senior Secured Incurrence Test (on a Pro Forma Basis) after giving effect to the Acquisition and the Borrowing of the Tranche I Term Loans), each in form and substance reasonably satisfactory to the Administrative Agent.

L. Third Party Indebtedness. The Administrative Agent shall have received reasonably satisfactory evidence that all amounts outstanding under Boulder’s and its subsidiaries’ existing credit facilities and other third party debt for borrowed money of Boulder and its subsidiaries shall have been repaid in full or will be repaid in full substantially concurrently with the borrowing of the Tranche I Term Loans on the Second Amendment Effective Date and all commitments, guarantees and security interests in respect of such existing credit facilities and other debt shall have been terminated or will be terminated upon such concurrent repayment, other than (i) certain indebtedness that the Tranche I Term Loan Arrangers and the Borrower reasonably agree may remain outstanding after the Second Amendment Effective Date and (ii) ordinary course capital leases, purchase money indebtedness, deferred purchase price obligations, equipment financings and other ordinary course working capital facilities.

M. Flood Determinations and Flood Insurance. The Administrative Agent shall have received completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determinations with respect to each Mortgaged Property located in the United States (together with a notice about special flood hazard area status and flood disaster assistance duly executed by each Loan Party relating thereto as required) and to the extent that the area in which any such Mortgaged Property is located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), the Administrative Agent shall have received copies of certificates evidencing flood insurance in such total amount as required by Regulation H of the Federal Reserve Board, as from time to time in effect and all official rulings and interpretations thereunder or thereof, or in such total amount as the Administrative Agent shall reasonably require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time.

SECTION IV.	REPRESENTATIONS AND WARRANTIES

In order to induce the Tranche I Term Lenders to extend credit to the Borrower in the form of Tranche I Term Loans and to induce the Administrative Agent, each Loan Party that is a party hereto represents and warrants to each of the parties hereto that the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date; provided, that in the case of the representations and warranties set forth in Sections 5.01(a), 5.02, 5.13, 5.16 and 5.18 of the Credit Agreement, any and all references to Closing Date, Transactions, Loan Parties, Subsidiaries and Loan Documents shall be deemed to be references to the Second Amendment Effective Date and Loan Parties, Subsidiaries and Loan Documents on a pro forma basis giving effect to the Acquisition (provided, that, with respect to Section 5.01(a), Subsidiaries shall be deemed to refer solely to (a) Holdings and its subsidiaries on the Second Amendment Effective Date and (b) Boulder and those subsidiaries of Boulder that are required to become Loan Parties pursuant to the terms of the Credit Agreement); provided, further that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates. In addition to the foregoing, for the avoidance of doubt, each of the Borrower and each Loan Party party hereto acknowledges and agrees that for the purposes of the representations and warranties contained in Article V of the Credit Agreement made by such party pursuant to this paragraph, this Amendment shall be and shall be deemed to be a Loan Document.

SECTION V.	ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment, including any new Commitments by any Additional Lenders, and acknowledges and agrees that the Lenders (including both existing Lenders and Additional Lenders) are “Lenders” and “Secured Parties” for all purposes under the Loan Documents to which such Guarantor is a party. The Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document (as amended hereby)).

The Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in this Amendment, the Credit Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION VI.	MISCELLANEOUS

A.	Reference to and Effect on the Credit Agreement and the Other Loan Documents

(i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Integration, Applicable Law and Waiver of Jury Trial. The provisions of Sections 10.12 (Integration), 10.16 (Governing Law) and 10.17 (Waiver of Right to Trial by Jury) of the Credit Agreement shall apply with like effect to this Amendment. This Amendment is a Loan Document as defined in the Credit Agreement.

D. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic method of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic method be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic method.

E. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F. Post-Effective Requirements. Within 60 days after the Second Amendment Effective Date (or such later date as is acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent:

(i) Mortgage amendments reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”), each in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Mortgaged Property, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable.

(ii) In connection with any Mortgage Amendment delivered pursuant to clause (A) above, date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable title insurance policy delivered in connection with each Mortgage, each in form and substance reasonably satisfactory to Administrative Agent.

(iii) Legal opinions relating to the amendments to the Mortgages described in clause (i) above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(iv) Evidence that the reasonable fees, costs and expenses have been paid, to the extent invoiced, in connection with the preparation, execution, filing and recordation of the items delivered pursuant to this paragraph (F), including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection herewith.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	PINNACLE FOODS FINANCE LLC

	By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

Second Amendment to Second Amended and Restated Credit Agreement

GUARANTORS:	PINNACLE FOODS INC.

	By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

PEAK FINANCE HOLDINGS LLC

	By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

PINNACLE FOODS FINANCE CORP.

	By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

PINNACLE FOODS GROUP LLC

	By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

PINNACLE FOODS INTERNATIONAL CORP.

	By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

Second Amendment to Second Amended and Restated Credit Agreement

BIRDS EYE FOODS, INC.

By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

AVIAN HOLDINGS LLC

By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

BIRDS EYE FOODS LLC

By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

KENNEDY ENDEAVORS, INCORPORATED

By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

SEASONAL EMPLOYERS, INC.

By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

GLK HOLDINGS, INC.

By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

Second Amendment to Second Amended and Restated Credit Agreement

GLK, LLC

By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

ROCHESTER HOLDCO LLC

By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

PINNACLE FOODS FORT MADISON LLC

By:	/s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and Chief Financial Officer

Second Amendment to Second Amended and Restated Credit Agreement

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

Second Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Tranche I Term Lender

By:	/s/ Aashish Dhakad
Name: Aashish Dhakad
Title: Director

Second Amendment to Second Amended and Restated Credit Agreement

SCHEDULE I

COMMITMENTS

Name of Lender:	Tranche I Term Commitment Percentage
BANK OF AMERICA, N.A.	100%

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Exhibit A

Exhibit J to Credit Agreement

FORM OF

LENDER ADDENDUM

LENDER ADDENDUM, dated as of January 15, 2016 (this “Lender Addendum”), to the Second Amended and Restated Credit Agreement, dated as of April 29, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Pinnacle Foods Finance LLC (the “Borrower”), Peak Finance Holdings LLC (“Holdings”), Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 10.23 of the Credit Agreement, the undersigned hereby becomes a party to the Credit Agreement with all the rights and obligations of a Lender thereunder having the Commitments set forth in Schedule 1 hereto, effective as of the Closing Date.

THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of this page intentionally left blank]

A-1

IN WITNESS WHEREOF, the undersigned has caused this Lender Addendum to be executed and delivered by a duly authorized officer on the date first above written.

[LENDER]

By:
Name:
Title:

Accepted this      day of

PINNACLE FOODS FINANCE LLC,
as Borrower

By:
Name:
Title:

BARCLAYS BANK PLC, as Administrative Agent

By:
Name:
Title:

A-2

Schedule 1

COMMITMENTS AND NOTICE ADDRESS

Name of Lender:	Tranche I Term Commitment Percentage		Notice Address:
[ ]	[	]%	[	]

A-3